SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                  FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):  October 22, 2002

                           HAEMONETICS CORPORATION
           (Exact Name of Registrant as Specified in its Charter)

         Massachusetts                 1-10730             04-2882273
         -------------                 -------             ----------
(State or other jurisdiction of   (Commission File       (IRS Employer
 incorporation or organization)        Number)       Identification Number)

               400 Wood Road
               Braintree, MA                           02184
               -------------                           -----
      (Address of principal executive                (Zip Code)
                 offices)

      Registrant's telephone number, including area code (781) 848-7100

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Item 5.   Other Events
----------------------

      On October 22, 2002, Sir Stuart Burgess, Chairman of Haemonetics Corporation (the "Company"), announced his intention to retire in March 2003 at the end of the Company's fiscal year. The Company simultaneously announced that Ronald A. Matricaria, former CEO and Chairman of St. Jude Medical Inc., has joined the Board today and will succeed Sir Stuart as Chairman on April 1, 2003.


Item 7.   Financial Statements and Exhibits.
--------------------------------------------

      (c)   Exhibits.

            99.1   Press Release of the Company dated October 22, 2002

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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HAEMONETICS CORPORATION


Date:  October 22, 2002             By:   s/Ronald  J. Ryan
       ----------------                   ---------------------------------
                                          Ronald J. Ryan, Senior Vice
                                          President and Chief Financial
                                          Officer

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